UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05569

FRANKLIN UNIVERSAL TRUST
(Exact name of registrant as specified in charter)

ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Address of principal executive offices) (Zip code)

CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: 8/31

Date of reporting period: 8/31/12

Item 1. Reports to Stockholders.

AUGUST 31, 2012

ANNUAL REPORT

FIXED INCOME

FRANKLIN UNIVERSAL TRUST

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report Franklin Universal Trust

Your Fund’s Goals and Main Investments: Franklin Universal Trust’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

*Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

Dear Shareholder:

We are pleased to bring you Franklin Universal Trust’s annual report for the fiscal year ended August 31, 2012.

Performance Overview

For the 12 months under review, the Fund’s cumulative total returns were +15.80% based on net asset value and +24.47% based on market price, as shown in the Performance Summary on page 6. For comparison, the Credit Suisse (CS) High Yield Index, which is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market, produced a +13.19% total return, and utilities stocks, as measured by the Standard & Poor’s® (S&P®) 500 Utilities Index, which tracks all electric utility stocks in the broad S&P 500® Index, posted a total return of +11.80% for the same period.1

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 13.

Annual Report | 1

Economic and Market Overview

During the fiscal year under review, the U.S. economy initially showed signs of growth, but economic data became mixed. U.S. manufacturing and business investment spending indicators began to weaken and crude oil prices increased during much of the year; however, positive corporate earnings reports and a declining unemployment rate somewhat eased investor concerns. New home sales as well as home prices indicated gradual strengthening in the housing market, albeit from a low base. The U.S. consumer showed an increasing appetite as household spending and confidence rose through the end of the Fund’s fiscal year. Nevertheless, U.S. economic data, while generally favorable, was lackluster as economic growth softened during the period.

Economists, business leaders and market watchers were concerned about the U.S. “fiscal cliff” at the beginning of 2013 when, if nothing changes, automatic income tax increases and federal budget cuts will take place. They fear these events could cause another U.S. recession. As it is unknown whether Congress and the President will avert these measures after the U.S. election, many businesses delayed major investment and hiring decisions. Amid the uncertainty, U.S. economists and politicians called for another round of quantitative easing by the Federal Reserve Board (Fed). In August, the Federal Open Market Committee reaffirmed its ongoing efforts to boost the U.S. economy by driving down long-term interest rates (called Operation Twist) and pledged to keep its key interest rate low. Fed Chairman Bernanke stated he was dissatisfied with the U.S. economy and that the Fed could use many tools to boost U.S. economic recovery and labor markets while maintaining price stability.

For the fourth consecutive spring and summer, financial markets seemed largely influenced by politics, sentiment and uncertainty in the eurozone, quickly discounting leadership changes in Greece, Italy and the European Central Bank (ECB) as well as ECB actions to support banks and promote fiscal and monetary union. Despite agreements designed to stabilize highly indebted countries, the eurozone remained one of the biggest concerns for investors globally. ECB President Draghi tried to calm markets by stating the ECB would ensure survival of the euro, but investors continued to be skeptical that the ECB could save the euro while helping financially weaker European Union members to attain fiscal health.

During the 12 months under review, high yield corporate bonds, as measured by the CS High Yield Index, outperformed investment-grade bonds, as measured by the Barclays U.S. Aggregate Index. Although U.S. stocks, as measured by the S&P 500 Index, rallied in general during the period, many investors sought the perceived safety of U.S. Treasuries, which maintained higher prices

2 | Annual Report

and lower yields during the period under review. The two-year Treasury bill yield rose from 0.20% on August 31, 2011, reaching 0.41% in March 2012, but fell to 0.22% on August 31, 2012. The 10-year Treasury note yield declined during the period from 2.23% to 1.57%.

Investment Strategy

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

Manager’s Discussion

The Fund’s primary asset classes, high yield corporate bonds and utility stocks, were beneficiaries of moderate economic growth and ongoing demand for yield among investors. Although economic growth has been moderate and below levels experienced coming out of prior recessions, it has generally been sufficient to support corporate balance sheets and help keep default levels below long-term averages. A moderate level of economic growth can be ideal for high yield corporate bonds, as it promotes debt servicing and credit profile improvement while discouraging corporate management teams from favoring shareholders at the expense of balance sheets.

During the first part of the Fund’s fiscal year, renewed concerns about the Euro-pean debt crisis caused increased volatility for yield spreads over Treasuries, a key measure of valuation for high yield bonds, and resulted in several months of negative returns. However, European politicians and policymakers worked together to stem the immediate crisis, and corporate bonds reacted favorably. The Fed renewed its commitment to keep interest rates low for several more years, and investors increasingly looked to the high yield asset class as a means to generate investment income in a low-yield environment. Inflows to the asset class provided positive technical support, even as robust new issuance came to the markets.

The combination of a fairly benign fundamental environment, favorable technical factors and declining interest rates resulted in the CS High Yield Index generating a +13.19% return during the period.1 During the Fund’s fiscal year, the average price of bonds in the CS High Yield index increased from 98.44 to 102.96, while the average yield declined from 8.4% to a near-record low of

*Excludes money market funds.

**Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

Annual Report | 3

6.8% at year-end and spreads over Treasuries declined from 7.2 to 6.1 percentage points.2 Utility stocks also generated low double-digit returns for the year, as they benefited from investors’ search for yield. Although they trailed the even stronger returns of the broader equity markets, utility stocks generated a healthy +11.80% return for the 12-month period, as measured by the S&P 500 Utilities Index.1

High Yield Corporate Bonds

The Fund benefited from its overweighted position in the automotive industry and its underweighted position in media companies.3 Auto manufacturers benefited from improving vehicle sales that also boosted the performance of parts suppliers. Fund holding Ford Motor Credit was upgraded to investment grade by two major rating agencies, causing the bonds to trade up as they migrated to investment-grade investors. Media companies trailed the index due to the defensive nature of many constituents in a generally strong market environment. In addition, several older industry segments underperformed, such as publishing due to ongoing transitioning to digital distribution.

The Fund’s performance in the high yield sector was hindered by an overweighted position in the energy sector and an underweighted position in the building industry.4 After outperforming the index during 2011, the energy sector was less robust in 2012 as a record warm winter combined with growing production from recently discovered shale deposits resulted in excess supply that drove down natural gas prices. Similarly, warm weather and downtime for chemical plants that use ethane combined to drive down prices of natural gas liquids such as propane and ethane, to which high yield-issuing energy companies often have meaningful exposure. The building industry generated strong returns due to fewer foreclosures on the market and growing demand that improved home prices and construction activity.

Utility Stocks

The utilities sector underperformed broader stock markets during the 12-month period yet still delivered double-digit returns. Excess supplies of electricity and natural gas pressured power prices, negatively affecting utilities operating in unregulated markets. Regulated utilities maintained a positive fundamental outlook, as they have growth opportunities from needed infrastructure investment to upgrade an aging existing system, to meet more demanding environmental regulations, and to provide for growing future demand. Low electricity prices also benefited regulated utilities, helping to offset the pricing impact customers

2. Source: Credit Suisse.

3. Automotive holdings are in automobiles and components in the SOI.

4. Building industry holdings are in consumer durables and apparel, and materials in the SOI.

4 | Annual Report

would normally experience from increased levels of capital investment. Thus, investments made by most regulated utilities translated into positive earnings growth. In light of declining domestic interest rates, the dividend yield of utilities continued to look more attractive than many other income-producing investments, and the Fund continued to focus on regulated, dividend-paying utilities.

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 5

Performance Summary as of 8/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Endnotes

All investments involve risks, including possible loss of principal. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. In addition to having sensitivity to other factors, securities issued by utility companies are particularly sensitive to interest rate movements. The Fund’s share price and yield will be affected by interest rate movements. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments of countries where the Fund invests. Investing in developing markets involves heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. 2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

4. Distribution rate is based on an annualization of the Fund’s 3.8 cent per share August dividend and the NYSE closing price of $7.38 on 8/31/12.

6 | Annual Report

Annual Shareholders’ Meeting

March 23, 2012

An annual shareholders’ meeting of Franklin Universal Trust (Fund) was held on March 23, 2012. At the meeting, the holders of 21,846,780 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. The following persons were elected by the shareholders to serve as Trustees of the Fund.

Annual Report | 7

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized an open-market share repurchase program, pursuant to which the Fund may purchase Fund shares, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management. This authorization remains in effect.

8 | Annual Report

Dividend Reinvestment and Cash Purchase Plan

The Fund’s Dividend Reinvestment and Cash Purchase Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. BNY Mellon Investment Servicing (US) Inc. (Plan Agent), P.O. Box 358035, Pittsburgh, PA 15252-8035, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Fund’s Dividend Reinvestment and Cash Purchase Plan Brochure. Participants may contact the Plan Agent at the address above to obtain a copy of the Brochure.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund’s common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to BNY Mellon Investment Servicing (US) Inc. and sent to Investment Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Franklin Universal Trust.

Annual Report | 9

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

10 | Annual Report

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.

Annual Report | 11

12 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Universal Trust

Statement of Investments, August 31, 2012

	Country	Shares	Value
Common Stocks 36.2%			
Energy 1.4%			
Spectra Energy Corp.	United States	92,350	$ 2,609,811
Utilities 34.8%			
Alliant Energy Corp.	United States	72,900	3,213,432
American Electric Power Co. Inc.	United States	75,000	3,224,250
CenterPoint Energy Inc.	United States	169,800	3,462,222
Consolidated Edison Inc.	United States	42,000	2,546,040
Dominion Resources Inc.	United States	100,000	5,248,000
Duke Energy Corp.	United States	92,520	5,993,446
Edison International	United States	75,000	3,284,250
Entergy Corp.	United States	50,000	3,404,000
Exelon Corp.	United States	55,000	2,005,850
FirstEnergy Corp.	United States	60,000	2,622,000
Great Plains Energy Inc.	United States	70,000	1,492,400
NextEra Energy Inc.	United States	50,000	3,365,500
NV Energy Inc.	United States	80,000	1,403,200
PG&E Corp.	United States	50,000	2,170,500
Pinnacle West Capital Corp.	United States	70,000	3,595,900
PPL Corp.	United States	80,000	2,346,400
Public Service Enterprise Group Inc.	United States	45,000	1,424,700
Sempra Energy	United States	50,000	3,310,000
The Southern Co.	United States	108,500	4,918,305
UIL Holdings Corp.	United States	40,000	1,407,200
Westar Energy Inc.	United States	60,000	1,747,200
Wisconsin Energy Corp.	United States	40,000	1,518,400
Xcel Energy Inc.	United States	60,000	1,673,400
			65,376,595
Total Common Stocks (Cost $42,747,632)			67,986,406
Preferred Stocks (Cost $290,000) 0.2%			
Diversified Financials 0.2%			
GMAC Capital Trust I, 8.125%, pfd.	United States	11,600	287,912
		Principal Amount*	
Corporate Bonds 81.8%			
Automobiles & Components 2.8%			
[a]Allison Transmission Holdings Inc., senior note, 144A, 7.125%, 5/15/19	United States	500,000	531,250
Exide Technologies, senior secured note, 8.625%, 2/01/18	United States	500,000	411,875
Ford Motor Credit Co. LLC, senior note,			
7.00%, 4/15/15	United States	500,000	557,840
6.625%, 8/15/17	United States	500,000	575,480
8.125%, 1/15/20	United States	500,000	621,273
5.875%, 8/02/21	United States	500,000	553,522
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	900,000	990,000
[a]International Automotive Components Group SL, senior secured note, 144A, 9.125%, 6/01/18	United States	1,100,000	1,060,125
			5,301,365

Annual Report | 13

Franklin Universal Trust

Statement of Investments, August 31, 2012 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Banks 1.6%			
CIT Group Inc., senior note,			
5.375%, 5/15/20	United States	500,000	$ 520,938
5.00%, 8/15/22	United States	1,000,000	1,010,243
[a]144A, 7.00%, 5/02/17	United States	575,866	577,162
[a]144A, 6.625%, 4/01/18	United States	300,000	328,125
Regions Bank, sub. note, 7.50%, 5/15/18	United States	500,000	583,750
			3,020,218
Capital Goods 3.7%			
[a]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	1,500,000	1,314,187
Accuride Corp., senior secured note, 9.50%, 8/01/18	United States	1,400,000	1,424,500
Case New Holland Inc., senior note,			
7.75%, 9/01/13	United States	500,000	528,750
7.875%, 12/01/17	United States	800,000	944,000
The Manitowoc Co. Inc., senior note,			
9.50%, 2/15/18	United States	600,000	670,500
8.50%, 11/01/20	United States	500,000	556,250
Meritor Inc., senior note, 10.625%, 3/15/18	United States	1,200,000	1,249,500
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	200,000	191,500
			6,879,187
Commercial & Professional Services 1.1%			
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	1,500,000	1,612,500
UR Merger Sub Corp., senior note, 8.25%, 2/01/21	United States	400,000	440,000
			2,052,500
Consumer Durables & Apparel 3.2%			
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	1,500,000	1,715,625
KB Home, senior bond, 7.50%, 9/15/22	United States	500,000	518,750
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	700,000	748,125
Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	United States	700,000	782,250
[a]Taylor Morrison Communities Inc./Monarch Communities Inc., senior note,			
144A, 7.75%, 4/15/20	United States	700,000	743,750
Visant Corp., senior note, 10.00%, 10/01/17	United States	1,500,000	1,492,500
			6,001,000
Consumer Services 3.5%			
Choice Hotels International Inc., senior bond, 5.75%, 7/01/22	United States	300,000	323,250
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	1,000,000	1,092,500
[a,b]Fontainebleau Las Vegas, 144A, 11.00%, 6/15/15	United States	1,600,000	1,008
Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	1,500,000	1,623,750
MGM Resorts International, senior note,			
6.875%, 4/01/16	United States	1,200,000	1,236,000
7.50%, 6/01/16	United States	800,000	839,000
Pinnacle Entertainment Inc.,			
senior note, 8.625%, 8/01/17	United States	500,000	548,750
senior sub. note, 7.75%, 4/01/22	United States	200,000	216,000

14 | Annual Report

Franklin Universal Trust

Statement of Investments, August 31, 2012 (continued)

Annual Report | 15

Franklin Universal Trust

Statement of Investments, August 31, 2012 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
Eagle Rock Energy Partners LP/Finance Corp., senior note,			
8.375%, 6/01/19	United States	600,000	$ 588,000
[a]144A, 8.375%, 6/01/19	United States	500,000	490,000
El Paso Corp., senior bond, 6.50%, 9/15/20	United States	1,200,000	1,370,214
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	1,500,000	1,732,500
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	1,300,000	1,456,000
Enterprise Products Operating LLC, junior sub. note, 7.034% to 1/15/18, FRN thereafter, 1/15/68	United States	1,200,000	1,345,516
[a]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	1,307,000	1,313,535
Goodrich Petroleum Corp., senior note, 8.875%, 3/15/19	United States	1,000,000	975,000
[a]Halcon Resources Corp., senior note, 144A, 9.75%, 7/15/20	United States	1,000,000	1,022,500
[a]Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	1,200,000	1,285,900
[a]Kodiak Oil & Gas Corp., senior note, 144A, 8.125%, 12/01/19	United States	700,000	745,500
Linn Energy LLC/Finance Corp., senior note,			
8.625%, 4/15/20	United States	1,000,000	1,085,000
7.75%, 2/01/21	United States	500,000	523,750
Martin Midstream Partners LP, senior note, 8.875%, 4/01/18	United States	350,000	369,250
Oasis Petroleum Inc., senior note,			
7.25%, 2/01/19	United States	200,000	212,000
6.50%, 11/01/21	United States	400,000	410,000
6.875%, 1/15/23	United States	200,000	205,500
Offshore Group Investment Ltd., senior secured note, first lien,			
11.50%, 8/01/15	United States	800,000	888,000
[a]144A, 11.50%, 8/01/15	United States	500,000	555,000
[a]PBF Holding Co. LLC, senior secured note, 144A, 8.25%, 2/15/20	United States	900,000	945,000
[a]Penn Virginia Resource Partners LP/Finance Corp. II, senior note, 144A, 8.375%, 6/01/20	United States	600,000	613,500
Plains Exploration & Production Co., senior note, 7.625%, 6/01/18	United States	1,000,000	1,080,000
QEP Resources Inc., senior note, 5.375%, 10/01/22	United States	700,000	719,250
[a]QR Energy LP/QRE Finance, senior note, 144A, 9.25%, 8/01/20	United States	800,000	818,000
Quicksilver Resources Inc., senior note, 8.25%, 8/01/15	United States	1,500,000	1,428,750
[a]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	1,300,000	1,340,625
[a]SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18	United States	1,500,000	1,571,250
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	600,000	649,500
			41,289,852
Food & Staples Retailing 0.9%			
Rite Aid Corp., senior secured note,			
9.75%, 6/12/16	United States	1,100,000	1,212,750
8.00%, 8/15/20	United States	500,000	565,000
			1,777,750
Food, Beverage & Tobacco 2.5%			
[a]CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%, 12/01/16	Russia	500,000	318,125
Dean Foods Co., senior note, 9.75%, 12/15/18	United States	200,000	224,250

16 | Annual Report

Franklin Universal Trust

Statement of Investments, August 31, 2012 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Food, Beverage & Tobacco (continued)			
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	1,400,000	$ 1,405,250
JBS USA LLC/Finance Inc., senior note,			
11.625%, 5/01/14	United States	1,000,000	1,130,000
[a]144A, 8.25%, 2/01/20	United States	200,000	192,000
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., senior note,			
9.25%, 4/01/15	United States	800,000	825,000
8.25%, 9/01/17	United States	200,000	213,000
Smithfield Foods Inc., senior bond, 6.625%, 8/15/22	United States	300,000	307,875
			4,615,500
Health Care Equipment & Services 5.6%			
Aviv Healthcare Properties LP/Aviv Healthcare CapitalCorp., senior note,			
7.75%, 2/15/19	United States	1,000,000	1,045,000
CHS/Community Health Systems Inc.,			
senior note, 8.00%, 11/15/19	United States	900,000	975,375
senior note, 7.125%, 7/15/20	United States	200,000	209,750
senior secured note, 5.125%, 8/15/18	United States	600,000	620,250
DaVita Inc., senior note, 5.75%, 8/15/22	United States	500,000	522,500
DJO Finance LLC/DJO Finance Corp.,			
[a]secured note, 144A, 8.75%, 3/15/18	United States	200,000	213,500
senior note, 7.75%, 4/15/18	United States	300,000	276,000
Emergency Medical Services Corp., senior note, 8.125%, 6/01/19	United States	1,100,000	1,179,750
ExamWorks Group Inc., senior note, 9.00%, 7/15/19	United States	600,000	627,000
FMC Finance III SA, senior note, 6.875%, 7/15/17	Germany	1,000,000	1,145,000
HCA Inc.,			
senior note, 6.50%, 2/15/16	United States	1,400,000	1,519,000
senior secured note, 5.875%, 3/15/22	United States	600,000	641,250
[a]Health Management Associates Inc., senior note, 144A, 7.375%,			
1/15/20	United States	700,000	752,500
[a]Hologic Inc., senior note, 144A, 6.25%, 8/01/20	United States	400,000	425,500
[a]United Surgical Partners International Inc., senior note, 144A, 9.00%,			
4/01/20	United States	400,000	431,500
			10,583,875
Materials 8.2%			
ArcelorMittal, senior note, 5.75%, 3/01/21	Luxembourg	100,000	95,795
[a]Ardagh Packaging Finance PLC/MP Holdings USA Inc., senior note, 144A,			
9.125%, 10/15/20	Luxembourg	500,000	523,750
[a]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	1,500,000	1,496,250
Euramax International Inc., senior secured note, 9.50%, 4/01/16	United States	600,000	543,000
Exopack Holding Corp., senior note, 10.00%, 6/01/18	United States	800,000	788,000
[a]FMG Resources August 2006 Pty. Ltd., senior note, 144A,			
7.00%, 11/01/15	Australia	400,000	392,750
6.875%, 2/01/18	Australia	1,000,000	956,250
8.25%, 11/01/19	Australia	300,000	300,000
[a]Ineos Finance PLC, senior secured note, 144A, 7.50%, 5/01/20	United Kingdom	800,000	820,000
[a]Ineos Group Holdings Ltd., senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	700,000	663,250
[a]Inmet Mining Corp., senior note, 144A, 8.75%, 6/01/20	Canada	1,000,000	1,032,500

Annual Report | 17

Franklin Universal Trust

Statement of Investments, August 31, 2012 (continued)

18 | Annual Report

Franklin Universal Trust

Statement of Investments, August 31, 2012 (continued)

Country	Principal Amount*	Value
Corporate Bonds (continued)			
Retailing 1.5%			
[a]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	800,000	$ 880,000
Michaels Stores Inc., senior note, 7.75%, 11/01/18	United States	1,400,000	1,498,000
[a]Petco Animal Supplies Inc., senior note, 144A, 9.25%, 12/01/18	United States	400,000	447,000
			2,825,000
Semiconductors & Semiconductor Equipment 1.0%			
Advanced Micro Devices Inc., senior note,			
8.125%, 12/15/17	United States	200,000	211,000
7.75%, 8/01/20	United States	200,000	205,000
Freescale Semiconductor Inc.,			
senior note, 8.05%, 2/01/20	United States	600,000	592,500
senior note, 10.75%, 8/01/20	United States	504,000	541,800
[a]senior secured note, 144A, 9.25%, 4/15/18	United States	300,000	326,250
			1,876,550
Software & Services 3.4%			
[a]Ceridian Corp., secured note, 144A, 8.875%, 7/15/19	United States	300,000	323,250
First Data Corp.,			
senior bond, 12.625%, 1/15/21	United States	900,000	915,750
senior note, 9.875%, 9/24/15	United States	131,000	134,275
[a]senior secured bond, 144A, 8.25%, 1/15/21	United States	800,000	797,000
[a]Infor US Inc., senior note, 144A, 9.375%, 4/01/19	United States	300,000	326,250
Sitel LLC/Finance Corp.,			
senior note, 11.50%, 4/01/18	United States	700,000	519,750
[a]senior secured note, 144A, 11.00%, 8/01/17	United States	200,000	197,000
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	300,000	306,750
SunGard Data Systems Inc.,			
senior note, 7.625%, 11/15/20	United States	500,000	538,750
senior sub. note, 10.25%, 8/15/15	United States	400,000	410,500
West Corp., senior note, 7.875%, 1/15/19	United States	1,400,000	1,393,000
[a]Zayo Group LLC/Zayo Cap Inc., senior secured note, 144A, 8.125%, 1/01/20	United States	400,000	427,000
			6,289,275
Technology Hardware & Equipment 1.1%			
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	1,300,000	1,430,000
[a]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	500,000	538,125
			1,968,125
Telecommunication Services 7.4%			
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	1,500,000	1,462,500
Crown Castle International Corp.,			
senior bond, 7.125%, 11/01/19	United States	100,000	109,250
senior note, 9.00%, 1/15/15	United States	800,000	869,000
[a]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	1,500,000	1,526,250
[a]eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	700,000	644,000
Frontier Communications Corp., senior note,			
8.25%, 4/15/17	United States	200,000	224,000
8.50%, 4/15/20	United States	800,000	896,000
9.25%, 7/01/21	United States	200,000	229,000
8.75%, 4/15/22	United States	700,000	784,000

Annual Report | 19

Franklin Universal Trust

Statement of Investments, August 31, 2012 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Telecommunication Services (continued)			
Intelsat Jackson Holdings SA, senior note,			
11.25%, 6/15/16	Luxembourg	173,000	$ 182,731
7.50%, 4/01/21	Luxembourg	1,500,000	1,635,000
[a]144A, 7.25%, 10/15/20	Luxembourg	200,000	216,500
Intelsat Luxembourg SA, senior note, 11.25%, 2/04/17	Luxembourg	200,000	210,750
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	600,000	648,000
[a]Sprint Nextel Corp., senior note, 144A,			
9.00%, 11/15/18	United States	2,000,000	2,365,000
7.00%, 3/01/20	United States	400,000	439,000
[a]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	1,500,000	1,380,000
			13,820,981
Transportation 1.4%			
[a]CEVA Group PLC, senior secured note, 144A,			
8.375%, 12/01/17	United Kingdom	400,000	393,750
11.50%, 4/01/18	United Kingdom	800,000	724,000
Hertz Corp., senior note,			
7.50%, 10/15/18	United States	600,000	650,250
6.75%, 4/15/19	United States	800,000	844,000
[a]144A, 6.75%, 4/15/19	United States	100,000	105,500
			2,717,500
Utilities 2.1%			
[a]Calpine Corp., senior secured note, 144A,			
7.875%, 7/31/20	United States	500,000	565,000
7.50%, 2/15/21	United States	1,000,000	1,115,000
7.875%, 1/15/23	United States	500,000	567,500
CMS Energy Corp., senior note, 8.75%, 6/15/19	United States	700,000	898,909
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note,			
[a]144A, 11.50%, 10/01/20	United States	1,000,000	810,000
B, 15.00%, 4/01/21	United States	197,000	74,121
			4,030,530
Total Corporate Bonds (Cost $146,623,664)			153,556,484
[d,a]**Senior Floating Rate Interests 0.6%**			
Capital Goods 0.3%			
[f]Navistar Inc., Tranche B Term Loan, 7.75%, 8/17/17	United States	500,000	503,747
Utilities 0.3%			
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan, 4.741% - 4.938%, 10/10/17	United States	954,192	649,645
Total Senior Floating Rate Interests (Cost $1,298,024)			1,153,392
Total Investments before Short Term Investments (Cost $190,959,320)			222,984,194

20 | Annual Report

Franklin Universal Trust

Statement of Investments, August 31, 2012 (continued)

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Universal Trust

Financial Statements (continued)

Statement of Operations
for the year ended August 31, 2012

Investment income:	
Dividends	$ 2,937,577
Interest	12,693,546
Total investment income	15,631,123
Expenses:	
Management fees (Note 4a)	1,666,610
Interest expense (Note 3)	2,465,400
Transfer agent fees	73,244
Custodian fees (Note 5)	3,549
Reports to shareholders	43,284
Professional fees	44,011
Trustees' fees and expenses	14,749
Amortization of Notes issuance costs (Note 3)	58,993
Other	63,250
Total expenses	4,433,090
Net investment income	11,198,033
Realized and unrealized gains (losses):	
Net realized gain (loss) from investments	343,505
Net change in unrealized appreciation (depreciation) on investments	14,889,630
Net realized and unrealized gain (loss)	15,233,135
Net increase (decrease) in net assets resulting from operations	$26,431,168

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Franklin Universal Trust

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Year Ended August 31, 2012	2011
Increase (decrease) in net assets:		
Operations:		
Net investment income	$ 11,198,033	$ 11,278,206
Net realized gain (loss) from investments	343,505	2,749,508
Net change in unrealized appreciation (depreciation) on investments	14,889,630	5,115,377
Net increase (decrease) in net assets resulting from operations	26,431,168	19,143,091
Distributions to shareholders from net investment income	(11,460,144)	(11,460,144)
Net increase (decrease) in net assets	14,971,024	7,682,947
Net assets:		
Beginning of year	172,757,664	165,074,717
End of year	$187,728,688	$172,757,664
Undistributed net investment income included in net assets:		
End of year	$ 1,482,086	$ 1,732,437

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Franklin Universal Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Senior fixed rate notes are carried at cost. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also

26 | Annual Report

Franklin Universal Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Annual Report | 27

Franklin Universal Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

28 | Annual Report

Franklin Universal Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2012, there were an unlimited number of shares authorized ($0.01 par value). During the years ended August 31, 2012 and August 31, 2011, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Fund’s Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. During the years ended August 31, 2012 and August 31, 2011, there were no shares repurchased.

3. SENIOR FIXED RATE NOTES

On August 29, 2008, the Fund issued $65 million principal amount of a new class of five-year senior fixed rate notes (Notes). The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund. The Notes bear interest, payable semi-annually, at the rate of 5.87% per year, to maturity on August 28, 2013. For the year ended August 31, 2012, total interest paid by the Fund on the Notes was $2,465,400. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Notes Agreement, and is required under the 1940 Act to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended August 31, 2012. The issuance costs of $427,946 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes. For the year ended August 31, 2012, the Fund amortized $58,993 of Notes issuance costs. Subject to certain restrictions and make whole premiums, the Fund may prepay the Notes at any time. At August 31, 2012, if the Notes were fully prepaid, the make whole premium related to the current balance of the Notes would have been approximately $2,168,000.

During the year ended August 31, 2009, the Fund made early partial prepayments of $23,000,000 and incurred make whole premiums in the amount of $1,701,222. Upon completion of these early prepayments, the balance of the Notes was reduced to $42,000,000. In connection with the early Notes prepayments, the Fund expensed $145,034 of previously incurred Notes issuance costs.

The Fund employs an income-based approach to determine the fair value of the Notes, held at cost, which uses the Notes’ current credit rating, remaining time to maturity, stated coupon rates, the current yield of a comparable asset, and a liquidity premium. At August 31, 2012, the estimated fair value of the Notes was approximately $44,069,000. The inputs used in determining the fair value of the Notes represent Level 3 in the fair value hierarchy. See Note 10 regarding fair value measurements for additional information about fair value hierarchy and Level 3 inputs.

Annual Report | 29

Franklin Universal Trust

Notes to Financial Statements (continued)

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the principal amount of the Notes.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2012, there were no credits earned.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At August 31, 2012, capital loss carryforwards were as follows:

Franklin Universal Trust

Notes to Financial Statements (continued)

6. INCOME TAXES (continued)

On August 31, 2012, the Fund had expired pre-enactment capital loss carryforwards of $18,676,213, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended August 31, 2012 and 2011, was as follows:

At August 31, 2012, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, payments-in-kind, and bond discounts and premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2012, aggregated $42,342,772 and $44,325,378, respectively.

8. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. CREDIT RISK AND DEFAULTED SECURITIES

At August 31, 2012, the Fund had 66.53% of its portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Annual Report | 31

Franklin Universal Trust

Notes to Financial Statements (continued)

9. CREDIT RISK AND DEFAULTED SECURITIES (continued)

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2012, the aggregate value of these securities was $820,008, representing 0.36% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2012, in valuing the Fund’s assets carried at fair value, is as follows:

32 | Annual Report

Franklin Universal Trust

Notes to Financial Statements (continued)

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

FRN - Floating Rate Note
PIK - Payment-In-Kind

Annual Report | 33

Franklin Universal Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Universal Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Franklin Universal Trust (the “Fund”) at August 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 19, 2012

34 | Annual Report

Franklin Universal Trust

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 25.25% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2012.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $2,893,690 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2012. Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $7,724,869 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2012.

Annual Report | 35

Franklin Universal Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

36 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and since 2008	107	None
Principal Occupation During at Least the Past 5 Years: President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1988 and Chairman of the Board since 1993	132	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				

Annual Report | 37

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Senior Vice President	Since 1988	50	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since April 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Breda M. Beckerle (1958) 600 Fifth Avenue New York, NY 10020	Chief Compliance Officer and Vice President	Since May 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; Vice President and Compliance Officer – Commingled Trusts, Fiduciary Trust International of the South; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

38 | Annual Report

<table>
<tr><th>Name, Year of Birth and Address</th><th>Position</th><th>Length of Time Served</th><th>Number of Portfolios in Fund Complex Overseen by Board Member*</th><th>Other Directorships Held During at Least the Past 5 Years</th></tr>
<tr><td>Steven J. Gray (1955)
One Franklin Parkway
San Mateo, CA 94403-1906</td><td>Vice President</td><td>Since 2009</td><td>Not Applicable</td><td>Not Applicable</td></tr>
<tr><td colspan="5">Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.</td></tr>
<tr><td>Selena L. Holmes (1965)
100 Fountain Parkway
St. Petersburg, FL 33716-1205</td><td>Vice President – AML Compliance</td><td>Since May 2012</td><td>Not Applicable</td><td>Not Applicable</td></tr>
<tr><td colspan="5">Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.</td></tr>
<tr><td>**Edward B. Jamieson (1948)
One Franklin Parkway
San Mateo, CA 94403-1906</td><td>President and Chief Executive Officer – Investment Management</td><td>President since 1993 and Chief Executive Officer – Investment Management since 2002</td><td>Not Applicable</td><td>Not Applicable</td></tr>
<tr><td colspan="5">Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.</td></tr>
<tr><td>Robert C. Rosselot (1960)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923</td><td>Vice President</td><td>Since 2009</td><td>Not Applicable</td><td>Not Applicable</td></tr>
<tr><td colspan="5">Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.</td></tr>
<tr><td>Karen L. Skidmore (1952)
One Franklin Parkway
San Mateo, CA 94403-1906</td><td>Vice President and Secretary</td><td>Since 2006</td><td>Not Applicable</td><td>Not Applicable</td></tr>
<tr><td colspan="5">Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.</td></tr>
<tr><td>Craig S. Tyle (1960)
One Franklin Parkway
San Mateo, CA 94403-1906</td><td>Vice President</td><td>Since 2005</td><td>Not Applicable</td><td>Not Applicable</td></tr>
<tr><td colspan="5">Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).</td></tr>
</table>

Annual Report | 39

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

40 | Annual Report

Franklin Universal Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 29, 2012. Additionally, the Fund expects to file, on or about October 31, 2012, such certifications with its Form N-CSR for the year ended August 31, 2012.

Annual Report | 41

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON
INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report
Franklin Universal Trust

Investment Manager
Franklin Advisers, Inc.
(800) DIAL BEN®/342-5236

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 358035
Pittsburgh, PA 15252-8035

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

FUT A 10/12

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $40,025 for the fiscal year ended August 31, 2012 and $35,855 for the fiscal year ended August 31, 2011.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $54,600 for the fiscal year ended August 31, 2012 and $85,000 for the fiscal year ended August 31, 2011. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $65 for the fiscal year ended August 31, 2012 and $63 for the fiscal year ended August 31, 2011. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $152,385 for the fiscal year ended August 31, 2012 and $144,737 for the fiscal year ended August 31, 2011. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii)

through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).
(g)	The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $207,050 for the fiscal year ended August 31, 2012 and $229,800 for the fiscal year ended August 31, 2011.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. Members of the Audit Committee are: J. Michael Luttig, Frank A. Olson and John B. Wilson.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a U.S. SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Company and Affiliated Purchasers.

(a)(1) As of October 26, 2012, the portfolio managers of the Fund are as follows:

CHRISTOPHER J. MOLUMPHY CFA, Director and Executive Vice President of Advisers

Mr. Molumphy has been a portfolio manager of the Fund since 1991. He has primary responsibility for the investments of the Fund. Mr. Molumphy has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1988.

GLENN I. VOYLES CFA, Vice President of Advisers

Mr. Voyles has been a manager of the Fund since 1999, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment for the global income component of the Fund. He joined Franklin Templeton Investments in 1993.

CFA and Chartered Financial Analyst are trademarks owned by CFA Institute.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2012.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio manager (such amounts may change from time to time):

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no significant

changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and
Administration
Date: October 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and
Administration
Date: October 26, 2012

By /s/GASTON GARDEY
Gaston Gardey

Chief Financial Officer and
Chief Accounting Officer
Date: October 26, 2012